

BPZ Energy
Developing Energy - Providing Opportunities

Annual Shareholder Meeting

June 7, 2013

Forward Looking Statements

BPZ Energy
Developing Energy - Providing Opportunities

This Presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward looking statements are based on our current expectations about our company, our properties, our estimates of required capital expenditures and our industry. You can identify these forward-looking statements when you see us using words such as "expect", "will", "anticipate," "indicate," "estimate," "believes," "plans" and other similar expressions. These forward-looking statements involve risks and uncertainties. Our actual results could differ materially from those anticipated in these forward looking statements. Such uncertainties include the success of our project financing efforts, accuracy of well test results, well refurbishment efforts, successful production of indicated reserves, satisfaction of well test period requirements, successful installation of required permanent processing facilities, receipt of all required permits, results of seismic date acquisition efforts, and the successful management of our capital expenditures, governmental relations, legislative or regulatory changes, political developments, and other normal business risks. We undertake no obligation to publicly update any forward-looking statements for any reason, even if new information becomes available or other events occur in the future. We caution you not to place undue reliance on those statements.

The U.S. Securities and Exchange Commission permits oil and gas companies, in their filings with the SEC, to disclose only "reserves" that a company anticipates to be economically producible by application of development projects to known accumulations, and there exists or is a reasonable expectation there will exist, the legal right to produce, or a revenue interest in, the production, installed means of delivering oil and gas or related substances to market, and all permits and financing required to implement the project. We are prohibited from disclosing estimates of oil and gas resources that do not constitute such "reserves" in our SEC filings. We may use certain terms in this presentation such as "contingent" and "prospective" resources which imply the existence of quantities of resources which the SEC guidelines strictly prohibit U.S. publicly registered companies from including in reported reserves in their filings with the SEC. With respect to possible and probable reserves, we are required to disclose the relative uncertainty of such classifications of reserves when they are included in our SEC filings. The definitions of Contingent and Prospective Resources have been excerpted from the Petroleum Resources Management System approved by the Society of Petroleum Engineers (SPE) Board of Directors, March 2007. Proved, Probable and Possible Reserves are denoted by P1, P2 and P3, respectively. Prospective resources are those quantities of petroleum estimated, as of a given date, to be potentially recoverable from undiscovered accumulations by application of future development projects. Prospective resources have both an associated chance of discovery and a chance of development. Prospective resources are further subdivided in accordance with the level of certainty associated with recoverable estimates assuming their discovery and development and may be sub-classified based on project maturity. Contingent resources are those quantities of petroleum estimated, as of a given date, to be potentially recoverable from known accumulations, but the applied project(s) are not yet considered mature enough for commercial development due to one or more contingencies. Contingent Resources may include, for example, projects for which there are currently no viable markets, or where commercial recovery is dependent on technology under development, or where evaluation of the accumulation is insufficient to clearly assess commerciality. Contingent Resources are further categorized in accordance with the level of certainty associated with the estimates and may be sub classified based on project maturity and/or characterized by their economic status. The volume and parameters associated with low, best and high estimates scenarios of contingent resources are referred to as 1C, 2C and 3C, respectively.

The Company is aware that certain information concerning its operations and production is available from time to time from Perupetro, an instrumentality of the Peruvian government, and the Ministry of Energy and Mines ("MEM"), a ministry of the government of Peru. This information is available from the websites of Perupetro and MEM and may be available from other official sources of which the Company is unaware. This information is published by Perupetro and MEM outside the control of the Company and may be published in a format different from the format used by the Company to disclose such information, in compliance with SEC and other U.S. regulatory requirements. The Company provides such information in the format required, and at the times required, by the SEC and as determined to be both material and relevant by management of the Company. The Company urges interested investors and third parties to review the Company's filing with the SEC before making an investment decision. Information obtained from other sources may not comply with the requirements of the SEC or management of the Company. Nothing herein shall be deemed to constitute an offer to sell, or the solicitation of an offer to buy, any securities of the Company.

Additionally, the Company's joint venture partner in Block Z-1, Pacific Rubiales Energy Corp. ("PRE"), is a Canadian public company that is not listed on a U.S. stock exchange, but is listed on the Toronto (TSX), Bolsa de Valores de Colombia (BVC) and BOVESPA stock exchanges. As such PRE may be subject to different information disclosure requirements than the Company. While PRE is subject to various confidentiality requirements regarding Information concerning the Company, information concerning energy reserves, may be released by PRE outside of our control and may be published in a format different from the format the Company uses to disclose such information, incompliance with SEC and other U.S. regulatory requirements.

The Company provides such information in the format required, and at the times required, by the SEC and as determined to be both material and relevant by management of the Company. The Company urges interested investors and third parties to consider closely the disclosure in our SEC filings, available from us at 580 Westlake Park Blvd., Suite 525, Houston, Texas 77079; Telephone: (281) 556-6200 and at www.bpzenergy.com. These filings can also be obtained from the SEC via the internet at www.sec.gov.

MMBO: Millions of Barrels of Oil, BBL: Barrel of Oil , BOPD: Barrels of Oil per Day, PUDS: Proved Undeveloped Reserves

Introduction

Jim Taylor, Chairman of the Board

Manolo Zúñiga, President & CEO

BPZ Energy Today ... Preparing to Drill

- Leadership Team has Better Positioned Company to Grow
- Four Blocks in Northwest Peru and one in Southwest Ecuador
- Enhanced Operational, Technical, and Financial Resources
- Block Z-1 Partnership with Pacific Rubiales to Facilitate Development
- Proved Net Reserves = 16.4 MMBO
- Discounted Future Net Cash Flows = US$0.9 billion



ECUADOR
Santa Elena Oil Fields
Amistad Gas Field
ECUADOR
PERU
Albacora Field
Corvina Field
BLOCK Z1
BLOCK XIX
BLOCK XXIII
Talara Fields
BLOCK XXII
PERU

BPZ Energy's Mission Statement …

BPZ Energy
Developing Energy - Providing Opportunities

… Explore, develop and produce oil & gas in Peru and the Americas

We will:

- deliver profitable growth.
- become a preferred partner of government and industry.
- honor our commitments to safety, the environment and the communities in which we operate.
- attract and retain top talent by valuing teamwork and create a great place to work.

BPZ's Leadership Committed to …

BPZ Energy
Developing Energy - Providing Opportunities

The Four Pillars of Corporate Social Responsibility


Quality of Life
Ethics
Communities
Environment

Step by Step Perú

ESR EMPRESA SOCIALMENTE RESPONSABLE

In 2012 BPZ was:

- Distinguished as a Socially Responsible Company by Peru 2021
- Given the Sustainable Development Award by the SNMPE

Peru's Improved Permitting Process

BPZ Energy
Developing Energy - Providing Opportunities

Prior permitting process slowed capital investments:

- Peru has been a standout among emerging market countries, having been able to maintain positive GDP growth for the past decade.
- Peru has forecast annual GDP growth of 6.0 to 6.5% for the next several years.
- This forecast is in jeopardy due to lower commodity prices, and could be made worse by the slow permitting process that delays capital investments.

Newly announced permitting rules will facilitate investments:

- Requirements for environmental studies will be pre established by project type.
- Permitting agencies may only opine on their area of expertise, so that one agency may not delay the review of another.
- Simplified environmental permit process that reduces the time allowed for the agencies to provide the needed opinions; thus reducing the overall time to obtain the environmental permits.

Actions Progressing Our Strategy

To Grow Production, Reserves and Cash Flow in Peru

BPZ Energy
Developing Energy - Providing Opportunities

- Completed Block Z-1 JV Transaction
- Completed Block Z-1 3D Seismic Survey
- Completed Corvina CX-15 Buoyant Tower
- Repaid $75M Loan
- Refinanced $40M Loan Secured by Equipment

OIL & GAS ACTIONS

- Start Corvina Drilling in Early July
- Back to Albacora by Early August
- Complete 3D Seismic Mapping
- Pursue Z-1 Exploration Strategy
- Continue Onshore Exploration
- GtP: Turbine Monetization

FINANCE ACTIONS

- Improve G&A Cost Structure
- Capital Discipline
- Manage Cash
- Optimize Balance Sheet

Grow Production
Grow Reserves
Grow Cash Flow

Block Z-1 Exploration Strategy

BPZ Energy
Developing Energy - Providing Opportunities

Based on 1600 sq. km. of new 3D data



ECUADOR
PERU
BLOCK Z-I
ALBACORA
BARRACUDA
EAST CORVINA
RAYA
CORVINA
DELFIN
MERO
H
E
A
B
C
I
PIEDRA REDONDA
BLOCK Z-I
Peru Bank
TUMBES
ZARUMILLA
ZORRITOS
MANCORA
PUNTA SAL
100
LEGEND
OIL FIELD
TESTED OIL PROSPECT
GAS FIELD
PROSPECT
PLATFORM
BLOCK Z-1
OFFSHORE NW PERU
3D SEISMIC ACQUISITION
BPZ Energy

The CX-15 Buoyant Tower

(Disciplined approach through entire process)

Weather Environment Mild

- No tropical cyclones or cold fronts
- Northerly swell from the Antarctic

Pacific Ring of Fire

- ➢ Severe quake possible

Limited Infrastructure

- No MODUs
- ➢ No large derrick barges
- Limited offshore construction vessels

Cellular Construction

- Similar to Red Hawk cell spar
- Automated welding (80%)
- Sections all very similar
- Two yards simultaneously
- ➢ 11 months: contract to sail away

Unconditionally Stable

- Center of gravity significantly above center of buoyancy
- High density fixed ballast at bottom of lower cells

Future Variable Water Depth Tower

- ➢ 160 to 820 feet water depths
- Center cell (with suction can) extendable
- Approximately 2:1 water depth range



Bending Moment Comparison
Jacket
Buoyant Tower
1.8E+09
1.6E+09
1.4E+09
1.2E+09
1.0E+09
8.0E+08
6.0E+08
4.0E+08
2.0E+08
0.0E+00
Bending Moment - ft-lbs
2000 yr
200 yr
Earthquake Return Period

➢ The CX-15 tower can sustain a 200-year event, and survive a 2000-year event



Variable Depth Buoyant Tower

Oil and Gas Strategy Implementation

BPZ Energy
Developing Energy - Providing Opportunities

Short Term → 2013-14

Offshore Block Z-1

- Corvina CX-15: Early July spud confirmed
- Albacora: Early August spud confirmed

Onshore Blocks

- Block XXIII: Shallow exploration drilling expected by late 2013 or early 2014

Medium Term → 2014-15

Offshore Block Z-1

- Continue development drilling at Corvina and Albacora
- In 2015 drill shallow exploration prospects in waters less than 400 feet

Onshore Blocks

- Continue exploration and begin developing discoveries

Long Term → 2016+

Offshore Block Z-1

- Continue development drilling at Corvina
- Develop shallow water discoveries
- Drill deeper exploration prospects in waters up to 800 feet
- Optimize offshore oil storage and transport system

Onshore Blocks

- Continue exploration and development drilling

… Grow Production and Reserves!

Operations

BPZ Energy
Developing Energy - Providing Opportunities

Richard Spies, Chief Operating Officer

Diving Deeper into Our Strategy



Plans to Execute Strategy

BPZ Energy
Developing Energy - Providing Opportunities

Offshore Block Z-1: (51% working interest)

- Plan to spud well at Corvina CX-15 early July
- Plan to spud well at Albacora early August
- Continuing workovers at Corvina CX-11
- Application for exploratory drilling environmental permit filed
- 3D Seismic still in processing and interpretation but helping all projects

Onshore: (100% working interests)

Block XXIII:

- Plan to drill up to 3 shallow exploration wells late 2013 or early 2014

Block XIX:

- Plan to extend 3D seismic from adjacent XXIII in 2014

Block XXII:

- Plan to shoot confirmation 2D seismic and drill exploration well in 2014

Block Z-1 Corvina Field

BPZ Energy
Developing Energy - Providing Opportunities

Preliminary oil thickness interpretation

CX-15 Platform First Potential Locations



Platform
Free gas zone
CX-15
CX11-23D
CX11-15D
CX11-22D
CX11-17D
CX11-19D
CX11-14Dst1
526400
526800
527200
527600
528000
528400
528800
529200
529600
530000
530400
530800
531200
531600
0 200 400 600 800 1000m
1:20000

Albacora

BPZ Energy
Developing Energy - Providing Opportunities

Preliminary New 3D Seismic Interpretation explains dry hole at 17D


A-12-F
8-X-5
A-17-D
A-9-G
A-16-D
A-13-E
8-X-4
8-X-1
A
A'
0
200
400
600
800
Meters

More Albacora Seismic

17-D and 14-XD projected on Seismic Line



W
E
A
A'
A-17D
A-14XD
Top Zorritos
5 km

Maturing Z-1 Leads into Prospects

SW Diagonal 3D Seismic Line 1828 [55 miles long] NE


Lead B
Lead A
Lead H
Delfin
Corvina Trend
Albacora
la cruz fm.
mal pelo fm.
cardalitos fm.
tumbes fm.
zorritos fm.
heath fm.

- Confirmed presence of undrilled structures (with multiple targets)
- Indications of new leads/prospects on trend of previously drilled structures
- 3D shows possible hydrocarbon effects

Turning Lead G into Raya Prospect

NW | Cross section based on 3D seismic | SE



Barracuda
Raya
Delfin
mal pelo fm.
tumbes fm.
zorritos fm.
heath fm.
5 km

- Confirmed presence of undrilled structures (with multiple targets)
- Indications of new leads/prospects on trend of previously drilled structures
- Raya (Lead G) mapped is larger than original expectations

Raya Prospect

BPZ Energy
Developing Energy - Providing Opportunities

Corvina Analog



NW
Raya
Delfin
SE
mal pelo fm.
tumbes fm.
Corvina look-alike
cardalitos
zorritos fm.
3-way dip closure against Zorritos Unconformity
heath fm.
5 km

Going Onshore - Block XXIII

BPZ Energy
Developing Energy - Providing Opportunities

Large Anticline with previously drilled wells indicating presence of shallow hydrocarbons



Zorritos Field Area
BLOCK XXIII - XIX BOUNDARY
19Miles
Cardalitos(CD-X-1)
2D PLANE SECTION VIEW OVER CD-X-1 WELL SHOWING STRUCTURE EXTENDING INTO BLOCK XIX
2D PLANE SECTION VIEW OVER ANTICLINE
6Miles
LEGEND
WELLS

Block XXIII Anticline

BPZ Energy
Developing Energy - Providing Opportunities

Proposed Exploration Drilling Locations



Oil Potential in Southern Area of Block XXIII

Multiple structures with shallow oil potential in formations producing oil in Talara Basin

New 2D Seismic Line BPZ10XXIII-16


CMP
5,000'
10,000'
Seismic Line
BPZ10XXIII-16
Major Fault
Small Faults
Eocene (Salinas)
Eocene (Talara)
Eocene (Verdun)

Onshore Block XXII in Lancones Basin

- Structures on both sides of the depocenter
- Thick section of Cretaceous Muerto formation source rock expected in depocenter



BPZ10XXII-16
NE
SW
Time (Secs.)
Depth (Feet)
POCITOS STRUCTURE
SOJO STRUCTURE
0
5
10 Miles
0.0
1.0
2.0
3.0
4.0
0.0
5,000'
10,000'
15,000'
20,000'
Cretaceous
Basement
BLOCK XXII

Next Steps Onshore

BPZ Energy
Developing Energy - Providing Opportunities

- **Block XXIII**: working to move approved drilling locations within approved environmental permit to drill up to 3 shallow exploratory wells.
- **Block XIX**: working to obtain environmental permit for 3D seismic shoot.
- **Block XXII**: planning to shoot confirmation 2D seismic and working to obtain environmental permit to drill exploratory well(s).

Ecuador

BPZ Energy
Developing Energy - Providing Opportunities

- 10% net profits interest in Santa Elena contract operated by Pacifpetrol.
- The interest is held via a service contract with Petroecuador.
- Produces about 1,300 bopd gross from about as many wells.
- Consistently cash flow positive, albeit small.
- Contract was to expire in 2016.
- Recently signed an extension of contract to 2029.

Accomplishments

BPZ Energy
Developing Energy - Providing Opportunities

- ✓ Brought Pacific Rubiales into Block Z-1 as partner with role of Technical Operations Manager.
- ✓ New CX-15 platform in Corvina. Pre drilling preparation nearly complete.
- ✓ Completed high quality 3D seismic on Block Z-1, except for shallow water near shore. In-house and partner geophysicists working the data.
- ✓ Handed partner a safer operation with higher operating standards.
- ✓ High pressure injection compressors on all three platforms with permits to operate.

Preparing to Drill …

- Drill and produce from CX-15 and Albacora platforms
- Corvina workovers
- Apply new seismic data
- Define Z-1 exploration campaign
- Drill and develop Block Z-1 prospects
- Explore onshore


SANTA ELENA
ECUADOR
Existing Offshore 3-D Seismic
Existing Onshore 3-D Seismic
Existing Onshore 2D Seismic
BLOCK Z-1
Albacora
TUMBES
BLOCK XIX
ECUADOR
PACIFIC OCEAN
Mancora
Los Organos
BLOCK XXIII
PERU
TALARA (Refinery)
BLOCK XXII
SULLANA
PAITA
Area of Operations

… To Grow Production and Reserves

Finance

BPZ Energy
Developing Energy - Providing Opportunities

Rick Menniti, Chief Financial Officer

Finance Action Plan

BPZ Energy
Developing Energy - Providing Opportunities

Improve G&A Cost Structure

- Initiatives for costs savings being implemented in both Lima and Houston

Capital Discipline

- Ensure robust economics
- Spending within cash constraints

Manage Cash

- New production from CX-15 platform
- Lower overall cost structure

Optimize Balance Sheet

- Appropriate debt levels
- Manage upcoming convertible maturity

2012 Financial Summary

BPZ Energy
Developing Energy - Providing Opportunities

USD '000's	2012	2011	% change
Barrels of oil per day*	3,320	3,770	-12%
Net realized price	$103.31	$101.01	2%
Revenue	$122,958	$143,740	-14%
EBITDAX	$33,301	$51,767	-36%
GG&E	($40,686)	($9,315)	337%
After Tax Gain on Sale	$31,100	-	NA
Operating Loss	($28,607)	($11,522)	148%
Net Loss	($39,089)	($33,827)	16%
Operating Cash Flow	($46,062)	$47,121	NA
Capital Expenditures	($88,740)	($90,544)	-2%
Cash Deficit	($111,900)	($46,762)	139%
Net Sales Proceeds	$144,300	-	NA
YE Total Debt	$221,206	$265,238	-17%
YE Cash Balance	$83,540	$58,172	44%

* 100% Block Z-1 Oil Production

2013 Capital & Exploratory Budget (Under Review)

BPZ Energy
Developing Energy - Providing Opportunities

$ Millions	
Onshore	
Contingent shallow drilling at Block XXIII *	$12
Contingent 3D and 2D seismic Blocks XIX and XXII *	$9
Other	$6
Total	$27
Offshore Block Z-1 (fully carried by Pacific Rubiales)	
Corvina CX-15 development drilling (6 wells)	$35
Albacora drilling (2 wells)	$18
Projects & engineering	$8
Other	$3
Contingent gas pipeline to shore *	$12
Subtotal	$76
Exploration	$3
Block Z-1 Net	$79
(Block Z-1 Gross	$154)

*Contingent items - Onshore subject to receipt of necessary permits.
Z-1: Pipeline subject to final review of gas-to-power project.

Accomplishments

BPZ Energy
Developing Energy - Providing Opportunities

- ✓ Completed Block Z-1 transaction in 2012 to improve liquidity and prevent equity dilution.
- ✓ At end of first quarter 2013 Block Z-1 carry remaining was $115 million.
- ✓ Repaid remaining balance of $75 million loan.
- ✓ Restructured $40 million loan.
- ✓ Managed overall liquidity.

Conclusion

Manolo Zúñiga, President & CEO

Thank you for your support!

BPZ Energy
Developing Energy - Providing Opportunities

Board of Directors

James B. Taylor, Chairman

Manolo Zúñiga

John J. Lendrum III

Stephen C. Beasley

Stephen R. Brand

Jerelyn Eagan

Dennis G. Strauch

Chairman Emeritus

Dr. Fernando Zúñiga y Rivero

Executive Officers

Manolo Zúñiga, President & CEO

Richard J. Spies, Chief Operating Officer

Richard S. Menniti, Chief Financial Officer

J. Durkin Ledgard, Chief Legal Commercial & Admin. Officer

Senior Management in Peru

Rafael Zoeger, General Manager

Reynaldo Llosa, Assistant General Manager

Claudia Noriega, Vice President Legal Affairs

For additional information please contact:
A. Pierre Dubois
Corporate Investor Relations & Communications
580 Westlake Park Blvd., Suite 525
Houston, Texas 77079
(281) 281-556-6200; pierre_dubois@bpzenergy.com
www.bpzenergy.com

Appendix – GAAP Reconciliation

BPZ Energy
Developing Energy - Providing Opportunities

Reconciliation of non-GAAP measure

The table below represents a reconciliation of EBITDAX to the Company's net loss, which is the most directly comparable financial measure calculated in accordance with generally accepted accounting principles in the United States of America.

Earnings before interest, income taxes, depletion, depreciation and amortization, exploration expense and certain non-cash charges ("EBITDAX") is a non-GAAP financial measure, as it excludes amounts or is subject to adjustments that effectively exclude amounts, included in the most directly comparable measure calculated and presented in accordance with GAAP in financial statements. "GAAP" refers to generally accepted accounting principles in the United States of America. Non-GAAP financial measures disclosed by management are provided as additional information to investors in order to provide them with an alternative method for assessing the Company's financial condition and operating results. These measures are not in accordance with, or a substitute for, GAAP, and may be different from or inconsistent with non-GAAP financial measures used by other companies. Pursuant to the requirements of Regulation G, whenever the Company refers to a non-GAAP financial measure, it also presents the most directly comparable financial measure presented in accordance with GAAP, along with a reconciliation of the differences between the non-GAAP financial measure and such comparable GAAP financial measure. Management believes that EBITDAX may provide additional helpful information with respect to the Company's performance or ability to meet its debt service and working capital requirements.

	Twelve Months Ended December 31,			Three Months Ended March 31,	
	2010	2011	2012	2012	2013
Net loss	($59,771)	($33,827)	($39,089)	($27,291)	($12,784)
Interest expense	11,618	19,772	16,115	6,210	4,298
Income tax expense (benefit)	(11,608)	2,435	(15,614)	(4,310)	330
Depreciation, depletion and amortization expense	33,755	38,944	45,873	11,506	6,904
Geological, geophysical and engineering expense	19,107	9,315	40,686	25,221	358
Loss on derivatives	-	2,046	2,610	6,368	548
Other expense	12,889	-	2,266	-	-
Loss on extinguishment of debt	-	-	7,318	-	-
Gain on divestiture	-	-	(26,864)	-	-
Dry hole costs	32,778	13,082	-	-	-
EBITDAX	**$38,768**	**$51,767**	**$33,301**	**$17,704**	**($346)**